SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2017

CLEARSIGN COMBUSTION CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included at Item 5.02 below describing the Separation Agreement and General Release and the Consulting Agreement entered into by ClearSign Combustion Corporation (the “Company”) and Andrew U. Lee is incorporated herein to the extent required by this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on September 7, 2017 (the “Effective Date”), Andrew U. Lee, the Company’s Senior Vice President of Business Development, retired from active employment.

In conjunction with his retirement, Mr. Lee and the Company entered into a Separation Agreement and General Release. In exchange for the Company’s waiver of its right to repurchase 13,899 shares of common stock granted to Mr. Lee on February 10, 2017, Mr. Lee released the Company from any and all claims arising from or relating to his employment with the Company or the termination thereof, among other matters.

Mr. Lee and the Company also entered into a Consulting Agreement on the Effective Date. Pursuant to the Consulting Agreement, Mr. Lee has agreed to provide services to the Company, when and as needed, until August 31, 2018. Mr. Lee will be compensated at the rate of $200 per hour for the services provided.

The above descriptions of the Separation Agreement and General Release and the Consulting Agreement are qualified in their entirety by the full text of those documents, which are attached as exhibits to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Separation Agreement and General Release dated September 7, 2017
Exhibit 10.2	Consulting Agreement dated September 7, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2017

CLEARSIGN COMBUSTION CORPORATION

	By:	/s/ Stephen E. Pirnat
Stephen E. Pirnat
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Separation Agreement and General Release dated September 7, 2017
Exhibit 10.2	Consulting Agreement dated September 7, 2017